UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

JB CLOTHING CORPORATION.
(Exact Name of Company as Specified in Charter)

Nevada	333-154989	26-3431263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 203
La Mesa California, 91941
(Address of Principal Executive Offices, Zip Code)

619 702 1404
Company’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On June 16, 2009,  JB Clothing Corporation  (“JBCC”) entered into a Stock Purchase Agreement with Bio-Matrix Scientific Group, Inc., a Delaware corporation of San Diego, California (the “Seller”). Under the terms of the Stock Purchase Agreement, JBCC is to acquire all of the outstanding common stock of Entest Biomedical, Inc., a California  corporation (the “Subsidiary”) (a wholly-owned subsidiary of the Seller) at the closing which is scheduled to occur three business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate this transaction pursuant to the Agreement.

The scheduled purchase of the Subsidiary from the Seller is to be effected by JBCC’s issuance of ten million (10,000,000) shares of its common stock to an escrow agent for delivery, at closing, to the Seller in full payment of the purchase price to purchase all of the outstanding common stock of the Subsidiary from the Seller.

Rick Plote and the Seller also entered into a Stock Cancellation Agreement  wherein Mr. Plote agreed to return ten million (10,000,000) shares of JBCC’s common stock previously issued to him to JBCC for cancellation. With the return of ten million shares of JBCC’s common stock held by Mr. Plote, the Seller will become, upon receipt of the ten million (10,000,000) shares received in payment of the purchase price, JBCC’s largest single stockholder owning 71% of the share capital of JBCC.

A copy of the Stock Purchase Agreement and the Stock Cancellation Agreement are attached hereto as exhibits. This Stock Purchase Agreement may be terminated upon the written consent of all parties and shall automatically terminate in the event a Closing shall not have occurred by August 20, 2009.

Item 3.02                      Unregistered Sales of Equity Securities

 As described in this Form 8-K, under the terms of the Stock Purchase Agreement, JBCC is  obligated to issue, at closing, ten million (10,000,000) shares of JBCC’s  common stock to the Seller, Bio-Matrix Scientific Group, Inc., a Delaware corporation. In issuing these shares, JBCC will not use the services of any underwriter, finder, or other person and no commissions, fees, or other remuneration will be paid or accrued to any third party in connection with the transaction. The shares will be issued to the Seller solely in exchange for all of the outstanding common stock of the Subsidiary. Upon issuance of the shares at closing, JBCC will rely upon the exemption provided by Section 4(2) of the Securities Act of 1933 in that the Seller’s officers and Directors are experienced and sophisticated in the purchase of unregistered securities from a small, publicly-held company. All of the shares to be issued to the Seller will be issued with a restricted securities legend consistent with the requirements of the Securities Act of 1933.

Item 5.01                      Changes in Control of Registrant

As described above, at the closing of the Stock Purchase Agreement, control of JBCC will pass from Rick Plote  to the Seller as a direct result of: (A) the issuance of ten million (10,000,000) shares of JBCC’s common stock to the Seller in payment of the purchase price to acquire the Subsidiary from the Seller; and (B) the cancellation of ten million (10,000,000) shares of JBCC’s common stock previously issued to and held by Mr. Plote.

At the closing of the Stock Purchase Agreement, we anticipate that we will have 14,000,000 shares of our common stock outstanding (after including the effect of the issuance of ten million (10,000,000) shares of its common stock to the Seller in payment of the purchase price to purchase the Subsidiary from the Seller and the effect of the cancellation of ten million (10,000,000) shares of JBCC’s common stock previously issued to Mr. Plote. As a result, we anticipate that the Seller, Bio-Matrix Scientific Group, Inc., a Delaware corporation, will own, at Closing, approximately 71% of our outstanding common stock and thereby control our Company (without including the effect of any other transactions at or before the closing).

The issuance of the ten million (10,000,000) shares of JBCC’s  common stock will be, at the closing, payment of the purchase price to purchase the Subsidiary from the Seller

Item 5.02.                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Under the terms of the Stock Purchase Agreement, on June 19, 2009   Rick Plote resigned  as Director, President, Chief Executive Officer, Secretary, Chief Financial Officer, Principle Accounting Officer of JBCC ..

On June 19, 2009 the Board of Directors of JBCC elected David R. Koos, 49, as sole Director of JBCC and appointed Mr. Koos President, Chief Executive Officer, Secretary, Chief Financial Officer, Principle Accounting Officer of JBCC.

Dr. Koos has served as  Chairman, CEO, President, Secretary, and Acting CFO of the Seller  since June 19, 2006, and as Chairman CEO, President, Secretary, and Acting CFO of the Subsidiary since August 22, 2008.

Education:

DBA - Finance (December 2003)
Atlantic International University

Ph.D. - Sociology (Economic Sociology - September 2003)
Atlantic International University

MA - Sociology (Economic Sociology - June 1983)
University of California - Riverside, California

Five Year Employment History:

Position:	Company Name:	Employment Dates:

Chairman, President, CEO and Acting CFO	Bio-Matrix Scientific Group, Inc.	June 14, 2006 (Chairman) to Present June 19, 2006 (President, CEO and Acting CFO) June 19, 2006 (Secretary) to Present

Chairman, Chief Executive Officer, Secretary & Acting Chief Financial Officer	Frezer Inc.	May 2, 2005 to February 2007

Chairman, Chief Executive Officer, Secretary & Acting Chief Financial Officer	BMXP Holdings, Inc.	December 6, 2004 to June 2008

Managing Director & President	Cell Source Research Inc.	December 5, 2001 to Present

Managing Director & President	Venture Bridge Inc.	November 21, 2001 to Present

Member of the Board of Directors, Chief Financial Officer & Secretary	Cell Bio-Systems Inc. (New York)	July 17, 2003 to December 1, 2003

Registered Representative	Amerivet Securities Inc.*	March 31, 2004 to February 2008

 * Amerivet Securities Inc. has not been  active during the period as the Chief Executive Officer was on deployment in Iraq through the U.S. Army Reserves.

Item 9.01.                                Financial Statements and Exhibits.

EXHIBIT INDEX
Exhibit Number	Description
Ex.10.1	Agreement by and between Bio-Matrix Scientific Group, Inc. and JB Clothing Corporation.
Ex.10.2	Stock Cancellation Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JB CLOTHING CORPORATION

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: June 22, 2009